Subsequent events	12 Months Ended
Mar. 31, 2018
Subsequent events
Subsequent events

 31. Subsequent events

Vodafone UK

On 5 April 2018, Vodafone announced that Vodafone UK had acquired 50 MHz of spectrum in the 3400 MHz band for mobile data services in Ofcom’s auction for a total cost of £378.2 million (€433.4 million). The spectrum acquired has a 20 year term and is convertible to perpetual licences thereafter.

Indus Towers

On 25 April 2018, Vodafone, Bharti Airtel Limited (‘Bharti Airtel’) and Idea announced the merger of Indus Towers Limited (‘Indus Towers’) into Bharti Infratel Limited (‘Bharti Infratel’),  creating a combined company that will own the respective businesses of Bharti Infratel and Indus Towers. Indus Towers is currently jointly owned by Bharti Infratel (42%), Vodafone (42%), Idea Group (11.15%) and Providence (4.85%). Bharti Airtel and Vodafone will jointly control the combined company, in accordance with the terms of a new shareholders’ agreement.

Idea Group has the option to either sell its 11.15% shareholding in Indus Towers for cash or receive new shares in the combined company. Providence has the option to elect to receive cash or shares for 3.35% of its 4.85% shareholding in Indus Towers, with the balance exchanged for shares.

Vodafone will be issued with 783.1 million new shares in the combined company, in exchange for its 42% shareholding in Indus Towers. On the basis that (a) Providence decides to sell 3.35% of its 4.85% shareholding in Indus Towers for cash and (b) Idea Group decides to sell its full 11.15% shareholding in Indus Towers for cash, these shares would be equivalent to a 29.4% shareholding in the combined company. On the basis that (a) Providence decides to sell 3.35% of its 4.85% shareholding in Indus Towers for cash, and (b) Idea Group decides to sell its full 11.15% shareholding in Indus Towers for cash, Bharti Airtel’s shareholding will be diluted from 53.5% in Bharti Infratel today to 37.2% in the combined company. The final number of shares issued to Vodafone and the cash paid or shares issued to Idea Group and Providence, will be subject to closing adjustments, including but not limited to movements in net debt and working capital for Bharti Infratel and Indus Towers.

The transaction is conditional on regulatory and other approvals and is expected to close before the end of the financial year ending 31 March 2019.

Vodafone to acquire Liberty Global’s operations in Germany, the Czech Republic, Hungary and Romania

On 9 May 2018, Vodafone announced that it had agreed to acquire Unitymedia GmbH (‘Unitymedia’) in Germany and Liberty Global's operations (excluding its ‘Direct Home’ business) in the Czech Republic (‘UPC Czech’), Hungary (‘UPC Hungary’), and Romania (‘UPC Romania’), for a total enterprise value of €18.4 billion (the ‘Transaction’). This is expected to comprise approximately €10.8 billion of cash consideration paid to Liberty Global and €7.6 billion of existing Liberty debt, subject to completion adjustments.

UPC Czech, UPC Hungary and UPC Romania will be acquired on a cash-free, debt-free basis, while it is expected that Unitymedia's existing bond structure ( €4.5 billion outstanding as of 9 May 2018) will be retained and refinanced over time, with €2.2 billion of Unitymedia's term loans to be refinanced shortly after completion.

The €10.8 billion of cash consideration payable to Liberty Global and the refinancing of Unitymedia’s term loans will be financed using Vodafone’s existing cash, around €10 billion of new debt facilities (including hybrid debt securities) and around €3 billion of mandatory convertible bonds, which will be issued prior to completion. The cash consideration payable to Liberty Global will be subject to adjustments for net debt and other items at completion.

A break fee of €250 million will be payable by Vodafone, in certain circumstances, if the Transaction does not complete.

The Transaction is subject to review by and approval from the European Commission. It is anticipated that completion will take place around the middle of calendar 2019.

Bond issuance

On 23 May 2018, the Group raised US$11.5billion (€9.8 billion) of bond debt to support the acquisition, announced on 9 May 2018, of Unitymedia GmbH (“Unitymedia”) in Germany and Liberty Global’s operations (excluding its “Direct Home” business) in the Czech Republic (“UPC Czech”), Hungary (“UPC Hungary”), and Romania (“UPC Romania”). The bond issuance completed and the cash was received on 30 May 2018.

Repurchase of Floating Rate Notes by Verizon

On 24 May 2018 Verizon Communications Inc. ("Verizon") repurchased the outstanding US$2.5 billion aggregate principal amount of Floating Rate Notes due 2025 (the "Notes") issued by Verizon and held by an indirect subsidiary of Vodafone. Pursuant to the terms of a Noteholders Agreement, dated 21 February 2014, the repurchase price for the Notes was the US$2.5 billion principal outstanding plus accrued and unpaid interest on the Notes up to, but excluding, the repurchase date.